Exhibit 99.2
STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
March 31, 2016

Table of Contents

Page
GAAP-Basis Financial Information:
Consolidated Financial Highlights	1
Consolidated Results of Operations	2
Consolidated Statement of Condition	4
Average and Period-End Balance Sheet Trends	5
Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis	6
Assets Under Custody and Administration	7
Assets Under Management	8

Operating-Basis (Non-GAAP) Financial Information:
Reconciliations of Operating-Basis (Non-GAAP) Financial Information	9

Capital:
Regulatory Capital	12
Reconciliation of Tangible Common Equity Ratio	13
Reconciliations of Fully Phased-In Ratios	14
Reconciliations of Supplementary Leverage Ratios	17

This financial information should be read in conjunction with State Street's news release dated April 27, 2016.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters					% Change
(Dollars in thousands, except per share amounts, or where otherwise noted)	1Q15	2Q15	3Q15	4Q15	1Q16	1Q16 vs. 1Q15	1Q16 vs. 4Q15
Revenue:
Fee revenue	$2,055	$2,076	$2,103	$2,044	$1,970	(4.1)%	(3.6)%
Net interest revenue	546	535	513	494	512	(6.2)	3.6
Net gains (losses) from sales of available-for-sale securities	—	(3)	(2)	—	2	—	—
Net losses from other-than-temporary impairment	(1)	—	—	—	—	nm	—
Net losses reclassified (from) to other comprehensive income	—	—	—	—	—	—	—
Total revenue	2,600	2,608	2,614	2,538	2,484	(4.5)	(2.1)
Provision for loan losses	4	2	5	1	4	—	nm
Total expenses	2,097	2,134	1,962	1,857	2,050	(2.2)	10.4
Income before income tax expense	499	472	647	680	430	(13.8)	(36.8)
Income tax expense	94	54	67	103	62	(34.0)	(39.8)
Net income (loss) from minority interest	—	—	1	(1)	—	—	nm
Net income	405	418	581	576	368	(9.1)	(36.1)
Net income available to common shareholders	373	389	539	547	319	(14.5)	(41.7)
Diluted earnings per common share	.89	.93	1.31	1.34	.79	(11.2)	(41.0)
Average diluted common shares outstanding (in thousands)	418,750	416,712	412,167	407,012	403,615	(3.6)	(0.8)
Cash dividends declared per common share	$.30	$.34	$.34	$.34	$.34	13.3	—
Closing price per share of common stock (as of quarter end)	73.53	77.00	67.21	66.36	58.52	(20.4)	(11.8)
Ratios:
Return on average common equity	7.9%	8.2%	11.3%	11.6%	6.8%	(13.9)	(41.4)
Pre-tax operating margin	19.2	18.1	24.8	26.8	17.3	(9.9)	(35.4)
Common equity tier 1 risk-based capital[1]	12.0	12.0	12.0	12.5	12.3	2.5	(1.6)
Tier 1 risk-based capital[1]	14.0	14.7	14.7	15.3	14.9	6.4	(2.6)
Total risk-based capital[1]	16.1	16.8	16.8	17.4	17.1	6.2	(1.7)
Tier 1 leverage[1]	5.8	6.0	6.3	6.9	6.9	19.0	—
Tangible common equity[2]	6.0	6.5	6.6	6.8	6.7	11.7	(1.5)
At quarter-end:
Assets under custody and administration (in trillions)[3]	$28.49	$28.65	$27.27	$27.51	$26.94	(5.4)	(2.1)
Asset under management (in trillions)	2.44	2.37	2.20	2.25	2.30	(5.7)	2.2
Total assets	279,448	294,544	247,235	245,155	243,685	(12.8)	(0.6)
Investment securities	112,857	101,463	97,560	100,022	102,298	(9.4)	2.3
Deposits	211,352	230,591	186,367	191,627	185,516	(12.2)	(3.2)
Long-term debt	9,146	9,058	11,986	11,497	10,323	12.9	(10.2)
Total shareholders' equity	20,670	21,347	21,343	21,103	21,496	4.0	1.9

1 In early 2014, we announced that we had completed our Basel III qualification period. As a result, our regulatory capital ratios as of March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016 presented in the table above have been calculated under the advanced approaches provisions of the Basel III final rule. Refer to page 12 of this earnings release addendum for additional information about our regulatory capital ratios as of March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016.

[2] Tangible common equity ratio is a non-GAAP measure. Refer to accompanying reconciliations on page 13 of this earnings release addendum for additional information.
[3]  Included assets under custody of $21.98 trillion, $22.06 trillion, $20.95 trillion, $21.26 trillion and $20.79 trillion as of March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016, respectively.

nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters					% Change
(Dollars in thousands, except per share amounts, or where otherwise noted)	1Q15	2Q15	3Q15	4Q15	1Q16	1Q16 vs. 1Q15	1Q16 vs. 4Q15
Reported Results
Fee revenue:
Servicing fees	$1,268	$1,319	$1,289	$1,277	$1,242	(2.1)%	(2.7)%
Management fees	301	304	287	282	270	(10.3)	(4.3)
Trading services:
Direct sales and trading	135	88	108	79	90	(33.3)	13.9
Indirect foreign exchange trading[2]	68	79	69	64	66	(2.9)	3.1
Total foreign exchange trading	203	167	177	143	156	(23.2)	9.1
Electronic foreign exchange services	48	44	46	37	44	(8.3)	18.9
Other trading, transition management and brokerage	73	70	71	67	72	(1.4)	7.5
Total brokerage and other trading services	121	114	117	104	116	(4.1)	11.5
Total trading services	324	281	294	247	272	(16.0)	10.1
Securities finance	101	155	113	127	134	32.7	5.5
Processing fees and other	61	17	120	111	52	(14.8)	(53.2)
Total fee revenue	2,055	2,076	2,103	2,044	1,970	(4.1)	(3.6)
Net interest revenue:
Interest revenue	642	629	614	603	629	(2.0)	4.3
Interest expense	96	94	101	109	117	21.9	7.3
Net interest revenue	546	535	513	494	512	(6.2)	3.6
Gains (losses) related to investment securities, net:
Net gains (losses) from sales of available-for-sale securities	—	(3)	(2)	—	2
Losses from other-than-temporary impairment	(1)	—	—	—	—
Losses reclassified (from) to other comprehensive income	—	—	—	—	—
Gains (losses) related to investment securities, net	(1)	(3)	(2)	—	2
Total revenue	2,600	2,608	2,614	2,538	2,484	(4.5)	(2.1)
Provision for loan losses	4	2	5	1	4
Expenses:
Compensation and employee benefits	1,087	984	1,051	939	1,107	1.8	17.9
Information systems and communications	247	249	265	261	272	10.1	4.2
Transaction processing services	197	201	201	194	200	1.5	3.1
Occupancy	113	109	110	112	113	—	0.9
Acquisition and restructuring costs	6	3	10	6	104	1,633.3	1,633.3
Other	447	588	325	345	254	(43.2)	(26.4)
Total expenses	2,097	2,134	1,962	1,857	2,050	(2.2)	10.4
Income before income tax expense	499	472	647	680	430	(13.8)	(36.8)
Income tax expense	94	54	67	103	62	(34.0)	(39.8)
Net income (loss) from minority interest	—	—	1	(1)	—	—	nm
Net income	$405	$418	$581	$576	$368	(9.1)	(36.1)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters					% Change
(Dollars in thousands, except per share amounts, or where otherwise noted)	1Q15	2Q15	3Q15	4Q15	1Q16	1Q16 vs. 1Q15	1Q16 vs. 4Q15
Adjustments to net income:
Dividends on preferred stock	$(31)	$(29)	$(42)	$(28)	$(49)	58.1%	75.0%
Earnings allocated to participating securities	(1)	—	—	(1)	—	(100.0)	(100.0)
Net income available to common shareholders	$373	$389	$539	$547	$319	(14.5)	(41.7)
Earnings per common share:
Basic	$.90	$.95	$1.33	$1.36	$.80	(11.1)	(41.2)
Diluted	.89	.93	1.31	1.34	.79	(11.2)	(41.0)
Average common shares outstanding:
Basic	412,225	410,674	406,612	402,041	399,421	(3.1)	(0.7)
Diluted	418,750	416,712	412,167	407,012	403,615	(3.6)	(0.8)
Cash dividends declared per common share	$.30	$.34	$.34	$.34	$.34	13.3	—
Closing price per share of common stock (as of quarter end)	73.53	77.00	67.21	66.36	58.52	(20.4)	(11.8)
Financial ratios:
Return on average common equity	7.9%	8.2%	11.3%	11.6%	6.8%	(13.9)	(41.4)
Pre-tax operating margin	19.2	18.1	24.8	26.8	17.3	(9.9)	(35.4)
After-tax margin	15.6	16.0	22.2	22.7	12.8	(17.9)	(43.6)
Internal capital generation rate	5.3	5.3	8.3	8.7	3.9	(26.4)	(55.2)
Common dividend payout ratio	33.1	35.6	25.5	24.9	42.5	28.4	70.7

1 We calculate revenue for indirect foreign exchange using an attribution methodology. This methodology takes into consideration estimated effective mark-ups/downs and observed client volumes. Direct sales and trading revenue is total foreign exchange trading revenue excluding the revenue attributed to indirect foreign exchange.

nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of Quarter End					% Change
(Dollars in millions, except per share amounts)	1Q15	2Q15	3Q15	4Q15	1Q16	1Q16 vs. 1Q15	1Q16 vs. 4Q15
Assets:
Cash and due from banks	$3,149	$3,084	$3,660	$1,207	$3,735	18.6%	209.4%
Interest-bearing deposits with banks	83,398	116,728	68,361	75,338	65,032	(22.0)	(13.7)
Securities purchased under resale agreements	11,331	4,447	9,155	3,404	3,722	(67.2)	9.3
Trading account assets	1,145	1,373	1,223	849	873	(23.8)	2.8
Investment securities:
Investment securities available for sale	96,612	85,308	80,097	70,070	71,086	(26.4)	1.4
Investment securities held to maturity[1]	16,245	16,155	17,463	29,952	31,212	92.1	4.2
Total investment securities	112,857	101,463	97,560	100,022	102,298	(9.4)	2.3
Loans and leases[2]	18,278	18,547	19,019	18,753	19,140	4.7	2.1
Premises and equipment[3]	1,933	2,035	1,984	1,894	1,949	0.8	2.9
Accrued interest and fees receivable	2,281	2,385	2,271	2,346	2,371	3.9	1.1
Goodwill	5,663	5,729	5,716	5,671	5,733	1.2	1.1
Other intangible assets	1,892	1,871	1,820	1,768	1,749	(7.6)	(1.1)
Other assets	37,521	36,882	36,466	33,903	37,083	(1.2)	9.4
Total assets	$279,448	$294,544	$247,235	$245,155	$243,685	(12.8)	(0.6)
Liabilities:
Deposits:
Non-interest-bearing	$72,704	$83,120	$58,426	$65,800	$54,248	(25.4)	(17.6)
Interest-bearing -- U.S.	30,769	32,839	30,407	29,958	31,159	1.3	4.0
Interest-bearing -- Non-U.S.	107,879	114,632	97,534	95,869	100,109	(7.2)	4.4
Total deposits	211,352	230,591	186,367	191,627	185,516	(12.2)	(3.2)
Securities sold under repurchase agreements	10,158	10,978	7,760	4,499	4,224	(58.4)	(6.1)
Federal funds purchased	17	15	25	6	23	35.3	283.3
Other short-term borrowings	4,346	4,756	3,761	1,748	1,683	(61.3)	(3.7)
Accrued expenses and other liabilities	23,759	17,799	15,961	14,643	20,388	(14.2)	39.2
Long-term debt	9,146	9,058	11,986	11,497	10,323	12.9	(10.2)
Total liabilities	258,778	273,197	225,860	224,020	222,157	(14.2)	(0.8)
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series C, 5,000 shares issued and outstanding	491	491	491	491	491	—	—
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	—	—
Series E, 7,500 shares issued and outstanding	728	728	728	728	728	—	—
Series F, 7,500 shares issued and outstanding	—	742	742	742	742	—	—
Common stock, $1 par, 750,000,000 shares authorized[4]	504	504	504	504	504	—	—
Surplus	9,744	9,744	9,742	9,746	9,739	(0.1)	(0.1)
Retained earnings	14,986	15,237	15,638	16,049	16,233	8.3	1.1
Accumulated other comprehensive income (loss)	(1,006)	(1,011)	(1,101)	(1,442)	(964)	(4.2)	(33.1)
Treasury stock, at cost[5]	(5,519)	(5,830)	(6,143)	(6,457)	(6,719)	21.7	4.1
Total shareholders' equity	20,670	21,347	21,343	21,103	21,496	4.0	1.9
Non-controlling interest-equity	—	—	32	32	32
Total equity	20,670	21,347	21,375	21,135	21,528
Total liabilities and equity	$279,448	$294,544	$247,235	$245,155	$243,685	(12.8)	(0.6)

	1Q15	2Q15	3Q15	4Q15	1Q16
[1] Fair value of investment securities held to maturity	$16,417	$16,198	$17,536	$29,798	$31,555
[2] Allowance for loan losses	41	43	48	46	47
[3] Accumulated depreciation for premises and equipment	4,653	4,780	4,768	4,820	4,929
[4] Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
[5] Treasury stock shares	92,569,079	96,125,524	100,086,970	104,227,647	108,316,401

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE AND PERIOD-END BALANCE SHEET TRENDS

	Quarters					% Change
Average Balance Sheet Mix	1Q15	2Q15	3Q15	4Q15	1Q16	1Q16 vs. 1Q15	1Q16 vs. 4Q15
Investment securities and short-duration instruments	80.4%	81.8%	81.2%	79.9%	78.5%	(2.4)%	(1.8)%
Loans and leases	7.0	6.6	7.0	8.2	8.3	18.6	1.2
Non-interest-earning assets	12.6	11.6	11.8	11.9	13.2	4.8	10.9
Total	100.0%	100.0%	100.0%	100.0%	100.0%
Client funds bearing interest	59.9%	61.5%	61.6%	60.4%	59.0%	(1.5)	(2.3)
Client funds not bearing interest	21.2	21.3	20.4	19.4	20.1	(5.2)	3.6
Other non-interest-bearing liabilities	6.9	5.6	5.1	5.6	6.3	(8.7)	12.5
Long-term debt and common shareholders' equity	11.2	10.7	11.8	13.4	13.4	19.6	—
Preferred shareholders' equity	0.8	0.9	1.1	1.2	1.2	50.0	—
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(Dollars in millions)	Quarters					% Change
Average Asset Backed Securities	1Q15	2Q15	3Q15	4Q15	1Q16	1Q16 vs. 1Q15	1Q16 vs. 4Q15
Fixed	$1,293	$1,748	$2,231	$2,151	$2,045	58.2%	(4.9)%
Floating	40,306	36,931	29,973	26,891	24,795	(38.5)	(7.8)
Total	$41,599	$38,679	$32,204	$29,042	$26,840

(Dollars in millions)	Quarters					% Change
Investment Securities - Appreciation (Depreciation)	1Q15	2Q15	3Q15	4Q15	1Q16	1Q16 vs. 1Q15	1Q16 vs. 1Q15
Held to maturity:
Amortized cost (book value)	$16,245	$16,155	$17,463	$29,952	$31,212	92.1%	4.2%
Fair value	16,417	16,198	17,536	29,798	31,555	92.2	5.9
Appreciation (depreciation)	172	43	73	(154)	343	99.4	(322.7)
Available for sale:
Amortized cost	95,524	84,689	79,415	69,843	70,366	(26.3)	0.7
Fair value (book value)	96,612	85,308	80,097	70,070	71,086	(26.4)	1.4
Appreciation (depreciation)	1,088	619	682	227	720	(33.8)	217.2
Pre-tax depreciation related to securities available for sale transferred to held to maturity	(95)	(86)	(70)	23	(193)	103.2	(939.1)
Total pre-tax appreciation (depreciation) related to investment securities portfolio	1,165	576	685	96	870	(25.3)	806.3
Total after-tax appreciation (depreciation) related to investment securities portfolio	699	346	411	58	522	(25.3)	800.0

(Dollars in billions)	Quarters					% Change
Securities on Loan	1Q15	2Q15	3Q15	4Q15	1Q16	1Q16 vs. 1Q15	1Q16 vs. 1Q15
Average securities on loan	$350	$356	$331	$341	$334	(4.6)%	(2.1)%
End-of-period securities on loan	350	333	332	323	341	(2.6)	5.6

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS

     The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the quarters indicated, on a fully taxable-equivalent basis, which is a non-GAAP measure. Tax-equivalent adjustments were calculated using a federal income tax rate of 35%, adjusted for applicable state income taxes, net of related federal benefit. Refer to page 9 of this earnings release addendum for reconciliations of GAAP basis to fully taxable-equivalent basis net interest revenue for each of the periods shown below.

	Quarters										% Change
	1Q15		2Q15		3Q15		4Q15		1Q16		1Q16 vs. 1Q15	1Q16 vs. 4Q15
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks	$71,568	0.30%	$79,435	0.27%	$73,466	0.29%	$54,689	0.34%	$48,545	0.36%	(32.2)%	(11.2)%
Securities purchased under resale agreements	2,449	1.88	2,662	2.24	4,838	1.51	2,960	2.36	2,490	5.86	1.7	(15.9)
Trading account assets	1,117	—	1,243	—	1,338	—	1,078	—	860	—	(23.0)	(20.2)
Investment securities
U.S. Treasury and federal agencies
Direct obligations	17,123	1.60	18,189	1.57	20,179	1.56	25,275	1.54	28,149	1.56	64.4	11.4
Mortgage- and asset-backed securities	20,944	2.18	20,217	2.08	19,123	2.08	19,112	2.12	18,725	2.16	(10.6)	(2.0)
State and political subdivisions	10,963	3.73	10,827	3.75	10,300	3.87	9,848	3.86	9,941	3.82	(9.3)	0.9
Other investments
Asset-backed securities	41,599	1.36	38,679	1.40	32,204	1.61	29,042	1.56	26,840	1.51	(35.5)	(7.6)
Collateralized mortgage-backed securities and obligations	7,757	2.57	7,226	2.60	5,632	2.66	4,855	2.57	4,496	2.58	(42.0)	(7.4)
Money market mutual funds	531	—	493	—	166	—	258	—	328	0.15	(38.2)	27.1
Other debt investments and equity securities	13,739	1.97	13,322	1.94	12,571	1.89	12,461	1.83	12,420	1.68	(9.6)	(0.3)
Total investment securities	112,656	1.93	108,953	1.93	100,175	2.02	100,851	1.96	100,899	1.94	(10.4)	—
Loans and leases	18,025	1.65	17,508	1.77	17,606	1.77	18,650	1.74	18,615	1.96	3.3	(0.2)
Other interest-earning assets	20,544	0.06	23,610	0.03	24,001	0.03	22,671	0.05	22,672	0.22	10.4	—
Total interest-earning assets	226,359	1.23	233,411	1.16	221,424	1.18	200,899	1.27	194,081	1.39	(14.3)	(3.4)
Cash and due from banks	2,397		2,807		2,526		2,114		2,690		12.2	27.2
Other assets	30,297		27,616		27,063		25,150		26,852		(11.4)	6.8
Total assets	$259,053		$263,834		$251,013		$228,163		$223,623		(13.7)%	(2.0)%
Liabilities:
Interest-bearing deposits:
U.S.	$30,174	0.13%	$28,165	0.13%	$36,033	0.16%	$28,863	0.23%	$27,096	0.40%	(10.2)%	(6.1)%
Non-U.S. transaction accounts	102,624		109,560		99,873		92,985		92,008		(10.3)	(1.1)
Non-U.S. nontransaction accounts	1,207		1,382		1,424		1,030		963		(20.2)	(6.5)
Total Non-U.S.	103,831	0.06	110,942	0.02	101,297	0.05	94,015	0.05	92,971	0.05	(10.5)	(1.1)
Securities sold under repurchase agreements	9,354	—	10,155	0.02	9,220	—	6,796	—	4,243	—	(54.6)	(37.6)
Federal funds purchased	24	—	22	—	17	—	19	—	15	—	(37.5)	(21.1)
Other short-term borrowings	4,448	0.13	4,400	0.16	3,791	0.18	2,684	0.14	1,688	—	(62.1)	(37.1)
Long-term debt	9,707	2.55	9,126	2.68	10,497	2.36	11,848	2.22	11,027	2.20	13.6	(6.9)
Other interest-bearing liabilities	7,465	0.41	8,609	0.74	4,463	0.88	5,392	0.91	5,951	1.22	(20.3)	10.4
Total interest-bearing liabilities	165,003	0.24	171,419	0.22	165,318	0.24	149,617	0.29	142,991	0.33	(13.3)	(4.4)
Non-interest bearing deposits	55,066		56,281		51,155		44,323		45,001		(18.3)	1.5
Other liabilities	17,914		14,864		12,969		12,832		14,053		(21.6)	9.5
Preferred shareholders' equity	1,961		2,295		2,703		2,703		2,703		37.8	—
Common shareholders' equity	19,109		18,975		18,868		18,688		18,875		(1.2)	1.0
Total liabilities and shareholders' equity	$259,053		$263,834		$251,013		$228,163		$223,623		(13.7)%	(2.0)%
Excess of rate earned over rate paid		0.99%		0.94%		0.94%		0.98%		1.06%
Net interest margin		1.06%		1.00%		1.00%		1.06%		1.15%
Net interest revenue, fully taxable-equivalent basis		$590		$579		$556		$536		$554
Tax-equivalent adjustment		(44)		(44)		(43)		(42)		(42)
Net interest revenue, GAAP basis		$546		$535		$513		$494		$512

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND ADMINISTRATION[1]

	Quarters					% Change
(Dollars in billions)	1Q15	2Q15	3Q15	4Q15	1Q16	1Q16 vs. 1Q15	1Q16 vs. 4Q15
Assets Under Custody and Administration
By Product Classification:
Mutual funds	$7,073	$7,107	$6,698	$6,768	$6,728	(4.9)%	(0.6)%
Collective funds	7,113	7,189	6,883	7,088	7,000	(1.6)	(1.2)
Pension products	5,745	5,830	5,497	5,510	5,197	(9.5)	(5.7)
Insurance and other products	8,560	8,524	8,187	8,142	8,018	(6.3)	(1.5)
Total Assets Under Custody and Administration	$28,491	$28,650	$27,265	$27,508	$26,943	(5.4)	(2.1)
By Financial Instrument:
Equities	$15,660	$16,006	$14,223	$14,888	$14,433	(7.8)	(3.1)
Fixed-income	9,157	8,939	9,470	9,264	9,199	0.5	(0.7)
Short-term and other investments	3,674	3,705	3,572	3,356	3,311	(9.9)	(1.3)
Total Assets Under Custody and Administration	$28,491	$28,650	$27,265	$27,508	$26,943	(5.4)	(2.1)
By Geographic Location[2]:
North America	$21,554	$21,667	$20,536	$20,842	$20,505	(4.9)	(1.6)
Europe/Middle East/Africa	5,590	5,621	5,452	5,387	5,159	(7.7)	(4.2)
Asia/Pacific	1,347	1,362	1,277	1,279	1,279	(5.0)	—
Total Assets Under Custody and Administration	$28,491	$28,650	$27,265	$27,508	$26,943	(5.4)	(2.1)
Assets Under Custody[3]
By Product Classification:
Mutual funds	$6,786	$6,744	$6,369	$6,413	$6,363	(6.2)	(0.8)
Collective funds	5,626	5,674	5,412	5,642	5,589	(0.7)	(0.9)
Pension products	5,160	5,243	4,921	4,944	4,673	(9.4)	(5.5)
Insurance and other products	4,406	4,403	4,245	4,259	4,163	(5.5)	(2.3)
Total Assets Under Custody	$21,978	$22,064	$20,947	$21,258	$20,788	(5.4)	(2.2)
By Geographic Location[2]:
North America	$17,221	$17,255	$16,379	$16,664	$16,420	(4.7)	(1.5)
Europe/Middle East/Africa	3,732	3,779	3,615	3,635	3,422	(8.3)	(5.9)
Asia/Pacific	1,025	1,030	953	959	946	(7.7)	(1.4)
Total Assets Under Custody	$21,978	$22,064	$20,947	$21,258	$20,788	(5.4)	(2.2)

[1] Amounts as of quarter-end.
[2] Geographic mix is based on the location at which the assets are serviced.
[3] Assets under custody are a component of assets under custody and administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT[1]

	Quarters					% Change
(Dollars in billions)	1Q15	2Q15	3Q15	4Q15	1Q16	1Q16 vs. 1Q15	1Q16 vs. 4Q15
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$38	$36	$29	$32	$32	(15.8)%	—%
Passive	1,434	1,386	1,237	1,294	1,295	(9.7)	0.1
Total Equity	1,472	1,422	1,266	1,326	1,327	(9.9)	0.1
Fixed-Income:
Active	17	17	16	18	17	—	(5.6)
Passive	306	303	300	294	310	1.3	5.4
Total Fixed-Income	323	320	316	312	327	1.2	4.8
Cash[2]	393	376	380	368	381	(3.1)	3.5
Multi-Asset-Class Solutions:
Active	31	29	26	17	17	(45.2)	—
Passive	84	89	85	86	92	9.5	7.0
Total Multi-Asset-Class Solutions	115	118	111	103	109	(5.2)	5.8
Alternative Investments[3]:
Active	17	18	17	17	18	5.9	5.9
Passive	123	120	113	119	134	8.9	12.6
Total Alternative Investments	140	138	130	136	152	8.6	11.8
Total Assets Under Management	$2,443	$2,374	$2,203	$2,245	$2,296	(6.0)	2.3
By Geographic Location[4]:
North America	$1,549	$1,486	$1,409	$1,452	$1,491	(3.7)	2.7
Europe/Middle East/Africa	566	563	500	489	496	(12.4)	1.4
Asia/Pacific	328	325	294	304	309	(5.8)	1.6
Total Assets Under Management	$2,443	$2,374	$2,203	$2,245	$2,296	(6.0)	2.3

[1] Amounts as of quarter-end.
[2] Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
[3] Includes real estate investment trusts, currency and commodities, including SPDR® Gold Fund for which State Street is not the investment manager, but acts as distribution agent.
[4] Geographic mix is based on client location or fund management location.

Exchange-Traded Funds[1]
By Asset Class:
Alternative investments	$40	$37	$35	$34	$45	12.5%	32.4%
Cash	1	2	3	3	3	200.0	—
Equity	356	342	323	350	349	(2.0)	(0.3)
Fixed-income	43	41	39	41	46	7.0	12.2
Total Exchange-Traded Funds	$440	$422	$400	$428	$443	0.7	3.5

[1] Exchange-traded funds are a component of assets under management presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

     In addition to presenting State Street’s financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations.

     Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of State Street's normal course of business, facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

     The accompanying materials present financial information prepared on a GAAP as well as on an operating basis; accordingly, this earnings release addendum provides reconciliations of operating-basis financial measures. The following tables reconcile operating-basis financial information presented in the accompanying earnings release to financial information prepared and reported in conformity with GAAP.

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q15	2Q15	3Q15	4Q15	1Q16	1Q16 vs. 1Q15		1Q16 vs. 4Q15
Total Revenue:
Total revenue, GAAP basis	$2,600	$2,608	$2,614	$2,538	$2,484	(4.5)%		(2.1)%
Adjustment to processing fees and other revenue (see below)	53	98	12	31	63
Adjustment to net interest revenue (see below)	44	44	43	42	42
Adjustment to net interest revenue (see below)	(25)	(23)	(27)	(23)	(15)
Total revenue, operating basis[1,2,3]	$2,672	$2,727	$2,642	$2,588	$2,574	(3.7)		(0.5)

Fee Revenue:
Total fee revenue, GAAP basis	$2,055	$2,076	$2,103	$2,044	$1,970	(4.1)		(3.6)
Tax-equivalent adjustment associated with tax-advantaged investments	53	98	95	113	63
Gain on sale of CRE and paydown of CRE loan	—	—	(83)	(82)	—
Total fee revenue, operating basis	$2,108	$2,174	$2,115	$2,075	$2,033	(3.6)		(2.0)

Processing Fees and Other Revenue:
Total processing fees and other revenue, GAAP basis	$61	$17	$120	$111	$52	(14.8)		(53.2)
Tax-equivalent adjustment associated with tax-advantaged investments	53	98	95	113	63
Gain on sale of CRE and paydown of CRE loan	—	—	(83)	(82)	—
Total processing fees and other revenue, operating basis	$114	$115	$132	$142	$115	0.9		(19.0)

Net Interest Revenue:
Net interest revenue, GAAP basis	$546	$535	$513	$494	$512	(6.2)		3.6
Tax-equivalent adjustment associated with tax-exempt investment securities	44	44	43	42	42
Net interest revenue, fully taxable-equivalent basis[4]	590	579	556	536	554
Discount accretion associated with former conduit securities	(25)	(23)	(27)	(23)	(15)
Net interest revenue, operating basis[4]	$565	$556	$529	$513	$539	(4.6)		5.1

Net Interest Margin:
Net interest margin, fully taxable-equivalent basis[4]	1.06%	1.00%	1.00%	1.06%	1.15%	9	bps	9	bps
Effect of discount accretion	0.05	0.04	0.05	0.05	0.03
Net interest margin, operating basis	1.01%	0.96%	0.95%	1.01%	1.12%	11		11

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q15	2Q15	3Q15	4Q15	1Q16	1Q16 vs. 1Q15	1Q16 vs. 4Q15
Expenses:
Total expenses, GAAP basis	$2,097	$2,134	$1,962	$1,857	$2,050	(2.2)%	10.4%
Severance costs associated with staffing realignment	1	—	(75)	1	(3)
Provisions for legal contingencies	(150)	(250)	—	(15)	—
Expense billing matter	—	—	—	(17)	—
Acquisition costs	(5)	(3)	(7)	(5)	(7)
Restructuring charges, net	(1)	—	(3)	(1)	(97)
Total expenses, operating basis[1,2,3]	$1,942	$1,881	$1,877	$1,820	$1,943	0.1	6.8

Compensation and Employee Benefits Expenses:
Total compensation and employee benefits expenses, GAAP basis	$1,087	$984	$1,051	$939	$1,107	1.8	17.9
Severance costs associated with staffing realignment	1	—	(75)	1	(3)
Total compensation and employee benefits expenses, operating basis	$1,088	$984	$976	$940	$1,104	1.5	17.4

Other Expenses:
Total other expenses, GAAP basis	$447	$588	$325	$345	$254	(43.2)	(26.4)
Provisions for legal contingencies	(150)	(250)	—	(15)	—
Expense billing matter	—	—	—	(17)	—
Total other expenses, operating basis	$297	$338	$325	$313	$254	(14.5)	(18.8)

Income Before Income Tax Expense:
Income before income tax expense, GAAP basis	$499	$472	$647	$680	$430	(13.8)	(36.8)
Net pre-tax effect of non-operating adjustments to revenue and expenses	227	372	113	87	197
Income before income tax expense, operating basis	$726	$844	$760	$767	$627	(13.6)	(18.3)

Pre-tax operating margin:
Pre-tax operating margin, GAAP basis	19.2%	18.1%	24.8%	26.8%	17.3%
Net effect of non-operating adjustments	8.0	12.8	4.0	2.8	7.1
Pre-tax operating margin, operating basis[5]	27.2%	30.9%	28.8%	29.6%	24.4%

Income Tax Expense:
Income tax expense, GAAP basis	$94	$54	$67	$103	$62	(34.0)	(39.8)
Aggregate tax-equivalent adjustments	97	142	138	155	105
Italian deferred tax liability	—	—	25	(33)	—
Net tax effect of non-operating adjustments	16	54	13	18	15
Income tax expense, operating basis	$207	$250	$243	$243	$182	(12.1)	(25.1)

Effective Tax Rate:
Income before income tax expense, operating basis	$726	$844	$760	$767	$627
Income tax expense, operating basis	207	250	243	243	182
Effective tax rate, operating basis	28.4%	29.6%	32.0%	31.8%	29.1%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q15	2Q15	3Q15	4Q15	1Q16	1Q16 vs. 1Q15		1Q16 vs. 4Q15
Net Income Available to Common Shareholders:
Net income available to common shareholders, GAAP basis	$373	$389	$539	$547	$319	(14.5)%		(41.7)%
Net after-tax effect of non-operating adjustments to processing fees and other revenue, net interest revenue, expenses and income tax expense	114	176	(63)	(53)	77
Net income available to common shareholders, operating basis	$487	$565	$476	$494	$396	(18.7)		(19.8)

Diluted Earnings per Common Share:
Diluted earnings per common share, GAAP basis	$.89	$.93	$1.31	$1.34	$.79	(11.2)		(41.0)
Severance costs	—	—	.11	—	.01
Provisions for legal contingencies	.36	.37	—	.02	—
Expense billing matter	—	—	—	.03	—
Acquisition costs	.01	—	.01	.01	.01
Restructuring charges, net	—	—	—	—	.15
Effect on income tax of non-operating adjustments	(.06)	.08	.02	(.04)	.04
Discount accretion associated with former conduit securities	(.04)	(.02)	(.04)	(.03)	(.02)
Gain on sale of CRE and paydown of CRE loan	—	—	(.12)	(.12)	—
Italian deferred tax liability	—	—	(.14)	—	—
Diluted earnings per common share, operating basis	$1.16	$1.36	$1.15	$1.21	$.98	(15.5)		(19.0)

Return on Average Common Equity:
Return on average common equity, GAAP basis	7.9%	8.2%	11.3%	11.6%	6.8%	(110)	bps	(480)	bps
Severance costs	—	—	1.0	—	—
Provisions for legal contingencies	3.2	3.3	—	.2	—
Expense billing matter	—	—	—	.3	—
Acquisition costs	.1	—	.1	.1	.1
Restructuring charges, net	—	—	—	—	1.3
Effect on income tax of non-operating adjustments	(.5)	.7	.1	(.3)	.4
Discount accretion associated with former conduit securities	(.3)	(.3)	(.3)	(.3)	(.2)
Gain on sale of CRE and paydown of CRE loan	—	—	(1.0)	(1.1)	—
Italian deferred tax liability	—	—	(1.2)	—	—
Return on average common equity, operating basis	10.4%	11.9%	10.0%	10.5%	8.4%	(200)		(210)

[1] For the quarters ended March 31, 2016 and March 31, 2015, negative operating leverage in the year-over-year comparison was approximately 372 basis points, based on a decrease in total operating-basis revenue of 3.67% and an increase in total operating-basis expenses of 0.05%.

[2] For the quarters ended March 31, 2016 and December 31, 2015, negative operating leverage in the quarter-over-quarter comparison was approximately 730 basis points, based on a decrease in total operating-basis revenue of 0.54% and an increase in total operating-basis expenses of 6.76%.

[3] Fully taxable-equivalent net interest margin for the first, second, third and fourth quarters of 2015 and the first quarter of 2016 represented fully taxable-equivalent net interest revenue of $590 million, $579 million, $556 million, $536 million and $554 million, respectively (GAAP-basis net interest revenue of $546 million, $535 million $513 million, $494 million and $512 million plus tax-equivalent adjustments of $44 million, $44 million $43 million, $42 million and $42 million, respectively), on an annualized basis, as a percentage of average total interest-earning assets for the quarters presented.

[4] Pre-tax operating margin for the first, second, third and fourth quarters of 2015 and first quarter of 2016 was calculated by dividing income before income tax expense by total revenue.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

     The accompanying materials present capital ratios in addition to, or adjusted from, those calculated in conformity with applicable regulatory requirements. These include capital ratios based on tangible common equity, as well as capital ratios adjusted to reflect our estimate of the impact of the relevant Basel III requirements, as specified in the July 2013 final rule issued by the Board of Governors of the Federal Reserve System, referred to as the Basel III final rule. These non-regulatory and adjusted capital measures are non-GAAP financial measures. Management currently calculates the non-GAAP capital ratios presented in the news release to aid in its understanding of State Street’s capital position under a variety of standards, including currently applicable and transitioning regulatory requirements. Management believes that the use of the non-GAAP capital ratios presented in the accompanying materials similarly aids in an investor's understanding of State Street's capital position and therefore is of interest to investors.

     The common equity tier 1 risk-based capital, or CET1, tier 1 risk-based capital, total risk-based capital and tier 1 leverage ratios have each been calculated in conformity with applicable regulatory requirements as of the dates that each was first publicly disclosed. The capital component, or numerator, of these ratios was calculated in conformity with the provisions of the Basel III final rule. As of March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016, the total risk-weighted assets component, or denominator, used in the calculation of the CET1, tier 1 risk-based capital and total risk-based capital ratios were each calculated in conformity with the advanced approaches and standardized approach provisions of Basel III, as the case may be.

     The tangible common equity, or TCE, ratio is an additional capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios are provided on page 13 of this earnings release addendum.

The following table presents State Street's regulatory capital ratios and underlying components, calculated in conformity with applicable regulatory requirements as described above.

	Quarters
	1Q15		2Q15		3Q15		4Q15		1Q16
(Dollars in millions)	Basel III Advanced Approach[1]	Basel III Standardized Approach[2]	Basel III Advanced Approach[1]	Basel III Standardized Approach[2]	Basel III Advanced Approach[1]	Basel III Standardized Approach[2]	Basel III Advanced Approach[1]	Basel III Standardized Approach[2]	Basel III Advanced Approach[1]	Basel III Standardized Approach[2]
RATIOS:
Common equity tier 1 capital	12.0%	10.2%	12.0%	11.4%	12.0%	11.8%	12.5%	13.0%	12.3%	12.5%
Tier 1 capital	14.0	12.0	14.7	14.0	14.7	14.5	15.3	15.9	14.9	15.1
Total capital	16.1	13.7	16.8	16.0	16.8	16.6	17.4	18.1	17.1	17.3
Tier 1 leverage	5.8	5.8	6.0	6.0	6.3	6.3	6.9	6.9	6.9	6.9

Supporting Calculations:

Common equity tier 1 capital	$12,494	$12,494	$12,559	$12,559	$12,515	$12,515	$12,433	$12,433	$12,404	$12,404
Total risk-weighted assets	103,998	121,946	104,533	109,788	104,365	105,765	99,552	95,893	100,612	99,597
Common equity tier 1 risk-based capital	12.0%	10.2%	12.0%	11.4%	12.0%	11.8%	12.5%	13.0%	12.3%	12.5%

Tier 1 capital	$14,598	$14,598	$15,401	$15,401	$15,361	$15,361	$15,264	$15,264	$15,032	$15,032
Total risk-weighted assets	103,998	121,946	104,533	109,788	104,365	105,765	99,552	95,893	100,612	99,597
Tier 1 risk-based capital ratio	14.0%	12.0%	14.7%	14.0%	14.7%	14.5%	15.3%	15.9%	14.9%	15.1%

Total capital	$16,752	$16,752	$17,554	$17,554	$17,526	$17,583	$17,349	$17,403	$17,191	$17,248
Total risk-weighted assets	103,998	121,946	104,533	109,788	104,365	105,765	99,552	95,893	100,612	99,597
Total risk-based capital ratio	16.1%	13.7%	16.8%	16.0%	16.8%	16.6%	17.4%	18.1%	17.1%	17.3%

Tier 1 capital	$14,598	$14,598	$15,401	$15,401	$15,361	$15,361	$15,264	$15,264	$15,032	$15,032
Adjusted quarterly average assets	252,406	252,406	257,227	257,227	244,553	244,553	221,880	221,880	216,964	216,964
Tier 1 leverage ratio	5.8%	5.8%	6.0%	6.0%	6.3%	6.3%	6.9%	6.9%	6.9%	6.9%

1 CET1, tier 1 capital, total capital and tier 1 leverage ratios as of March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016 were calculated in conformity with the advanced approaches provisions of the Basel III final rule.

2 CET1, tier 1 capital, total capital, and tier 1 leverage ratios as of March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016 were calculated in conformity with the standardized approaches provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.
		Quarters
(Dollars in millions)		1Q15	2Q15	3Q15	4Q15	1Q16
Consolidated total assets		$279,448	$294,544	$247,235	$245,155	$243,685
Less:
Goodwill		5,663	5,729	5,716	5,671	5,733
Other intangible assets		1,892	1,871	1,820	1,768	1,749
Cash balances held at central banks in excess of required reserves		71,740	106,202	60,160	66,259	58,639
Adjusted assets		200,153	180,742	179,539	171,457	177,564
Plus related deferred tax liabilities		814	834	713	694	698
Total tangible assets	A	200,967	181,576	180,252	172,151	178,262
Consolidated total common shareholders' equity		$18,709	$18,643	$18,640	$18,399	$18,793
Less:
Goodwill		5,663	5,729	5,716	5,671	5,733
Other intangible assets		1,892	1,871	1,820	1,768	1,749
Adjusted equity		11,154	11,043	11,104	10,960	11,311
Plus related deferred tax liabilities		814	834	713	694	698
Total tangible common equity	B	$11,968	$11,877	$11,817	$11,654	$12,009
Tangible common equity ratio	B/A	6.0%	6.5%	6.6%	6.8%	6.7%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF FULLY PHASED-IN CAPITAL RATIOS

Fully phased-in pro-forma estimates of common equity tier 1 capital include 100% of the accumulated other comprehensive income component of common shareholder’s equity, including accumulated other comprehensive income attributable to available-for-sale securities, cash flow hedges and defined benefit pension plans, as well as 100% of applicable deductions, including but not limited to, intangible assets net of deferred tax liabilities. Fully phased-in pro-forma estimates of tier 1 and total capital both reflect the transition of trust preferred capital securities from tier 1 capital to total capital. For both Basel III advanced and standardized approaches, fully phased-in pro-forma estimates of risk-weighted assets reflect the exclusion of intangible assets, offset by additions related to non-significant equity exposures and deferred tax assets related to temporary differences. All fully phased-in ratios are preliminary estimates, based on our interpretations of the Basel III final rule as of the date each such ratio was first announced publicly and as applied to our businesses and operations as of the date of such ratio.

The following tables reconcile our fully phased-in estimated pro-forma common equity tier 1 capital, tier 1 capital, total capital and tier 1 leverage ratios, calculated in conformity with the Basel III final rule, as of the dates indicated, to those same ratios calculated in conformity with the applicable regulatory requirements as of such dates.

As of March 31, 2016 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,404	$(547)	$11,857	$12,404	$(547)	$11,857
Tier 1 capital	15,032	(486)	14,546	15,032	(486)	14,546
Total capital	17,191	(532)	16,659	17,248	(532)	16,716
Risk weighted assets	100,612	(570)	100,042	99,597	(538)	99,059
Adjusted average assets	216,964	(249)	216,715	216,964	(249)	216,715

Capital ratios:
Common equity tier 1 capital	12.3%		11.9%	12.5%		12.0%
Tier 1 capital	14.9		14.5	15.1		14.7
Total capital	17.1		16.7	17.3		16.9
Tier 1 leverage	6.9		6.7	6.9		6.7

As of December 31, 2015 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,433	$(929)	$11,504	$12,433	$(929)	$11,504
Tier 1 capital	15,264	(1,076)	14,188	15,264	(1,076)	14,188
Total capital	17,349	(946)	16,403	17,403	(946)	16,457
Risk weighted assets	99,552	(405)	99,402	95,893	(382)	95,721
Adjusted average assets	221,880	(546)	221,334	221,880	(546)	221,334

Capital ratios:
Common equity tier 1 capital	12.5%		11.6%	13.0%		12.0%
Tier 1 capital	15.3		14.3	15.9		14.8
Total capital	17.4		16.5	18.1		17.2
Tier 1 leverage	6.9		6.4	6.9		6.4

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF FULLY PHASED-IN CAPITAL RATIOS

As of September 30, 2015 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,515	$(855)	$11,660	$12,515	$(855)	$11,660
Tier 1 capital	15,361	(998)	14,363	15,361	(998)	14,363
Total capital	17,526	(868)	16,658	17,583	(868)	16,715
Risk weighted assets	104,365	(478)	103,887	105,765	(451)	105,314
Adjusted average assets	244,553	(488)	244,065	244,553	(488)	244,065

Capital ratios:
Common equity tier 1 capital	12.0%		11.2%	11.8%		11.1%
Tier 1 capital	14.7		13.8	14.5		13.6
Total capital	16.8		16.0	16.6		15.9
Tier 1 leverage	6.3		5.9	6.3		5.9

As of June 30, 2015 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,559	$(846)	$11,713	$12,559	$(846)	$11,713
Tier 1 capital	15,401	(985)	14,416	15,401	(985)	14,416
Total capital	17,554	(855)	16,699	17,554	(855)	16,699
Risk weighted assets	104,533	(481)	104,052	109,788	(453)	109,335
Adjusted average assets	257,227	(295)	256,932	257,227	(295)	256,932

Capital ratios:
Common equity tier 1 capital	12.0%		11.3%	11.4%		10.7%
Tier 1 capital	14.7		13.9	14.0		13.2
Total capital	16.8		16.0	16.0		15.3
Tier 1 leverage	6.0		5.6	6.0		5.6

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF FULLY PHASED-IN CAPITAL RATIOS

As of March 31, 2015 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,494	$(684)	$11,810	$12,494	$(684)	$11,810
Tier 1 capital	14,598	(827)	13,771	14,598	(827)	13,771
Total capital	16,752	(697)	16,055	16,752	(697)	16,055
Risk weighted assets	103,998	(552)	103,446	121,946	(520)	121,426
Adjusted average assets	252,406	(215)	252,191	252,406	(215)	252,191

Capital ratios:
Common equity tier 1 capital	12.0%		11.4%	10.2%		9.7%
Tier 1 capital	14.0		13.3	12.0		11.3
Total capital	16.1		15.5	13.7		13.2
Tier 1 leverage	5.8		5.5	5.8		5.5

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS

        In 2014, U.S. banking regulators issued final rules implementing a supplementary leverage ratio, or SLR, for certain bank holding companies, like State Street, and their insured depository institution subsidiaries, like State Street Bank. We refer to these final rules as the SLR final rule. Under the SLR final rule, upon implementation as of January 1, 2018, (i) State Street Bank must maintain an SLR of at least 6% to be well capitalized under the U.S. banking regulators’ Prompt Corrective Action framework and (ii) if State Street maintains an SLR of at least 5%, it is not subject to limitations on distribution and discretionary bonus payments under the SLR final rule. Beginning with reporting for March 31, 2015, State Street was required to include SLR disclosures with its other Basel disclosures.

        Estimated pro forma fully phased-in SLR ratios as of March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015 are preliminary estimates by State Street (in each case, fully phased-in as of January 1, 2018, as per the phase-in requirements of the SLR final rule), calculated based on our interpretations of the SLR final rule as of April 27, 2016 and as applied to our businesses and operations as of March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015.

     The following tables reconcile our estimated pro forma fully-phased in SLR ratios as of March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015 calculated in conformity with the SLR final rule, as described, to our SLR ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

	State Street			State Street Bank
As of March 31, 2016 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,032	A	$14,546	$15,071	$14,628
On-and off-balance sheet leverage exposure	248,008		248,008	243,095	243,095
Less: regulatory deductions	(6,223)		(6,488)	(5,843)	(6,073)
Total assets for SLR	241,785	B	241,520	237,252	237,022
Supplementary Leverage Ratio	6.2%	A/B	6.0%	6.4%	6.2%

	State Street			State Street Bank
As of December 31, 2015 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,264	C	$14,188	$14,647	$13,869
On-and off-balance sheet leverage exposure	252,752		252,752	247,736	247,736
Less: regulatory deductions	(5,895)		(6,440)	(5,536)	(6,036)
Total assets for SLR	246,857	D	246,312	242,200	241,700
Supplementary Leverage Ratio	6.2%	C/D	5.8%	6.0%	5.7%

	State Street			State Street Bank
As of September 30, 2015 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,361	E	$14,363	$14,863	$14,162
On-and off-balance sheet leverage exposure	276,673		276,673	271,347	271,347
Less: regulatory deductions	(5,911)		(6,399)	(5,550)	(5,993)
Total assets for SLR	270,762	F	270,274	265,797	265,354
Supplementary Leverage Ratio	5.7%	E/F	5.3%	5.6%	5.3%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS (Continued)

	State Street			State Street Bank
As of June 30, 2015 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,401	G	$14,416	$14,352	$13,667
On-and off-balance sheet leverage exposure	291,875		291,875	286,851	286,851
Less: regulatory deductions	(6,138)		(6,930)	(5,776)	(6,515)
Total assets for SLR	285,737	H	284,945	281,075	280,336
Supplementary Leverage Ratio	5.4%	G/H	5.1%	5.1%	4.9%

	State Street			State Street Bank
As of March 31, 2015 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$14,598	I	$13,772	$13,770	$13,245
On-and off-balance sheet leverage exposure	288,932		288,932	284,060	284,060
Less: regulatory deductions	(6,088)		(6,898)	(5,734)	(6,489)
Total assets for SLR	282,844	J	282,034	278,326	277,571
Supplementary Leverage Ratio	5.2%	I/J	4.9%	4.9%	4.8%